UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: September 27, 2006

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Mound Park Drive

Springboro, Ohio 45066

(Address of principal executive offices) (Zip Code)

(763) 557-2900

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a Special Meeting of the Board of Directors of the Registrant held this 27th day of September, 2006 the Registrant reappointed its Chairman of the Board of Directors Trenton Sommerville as its Chief Executive Officer replacing Thomas Miller who will take the position as its Chief Operational Officer and remains as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: September 27, 2006	By: /s/ TRENTON SOMMERVILLE

Trenton Sommerville

Chief Executive Officer

(Duly Authorized Officer)

Date: September 27, 2006	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Secretary and Interim

Chief Financial Officer

(Principal Financial

and Accounting Officer)

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